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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHAGNE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2002



         -------------------------------------------------------------
                            GOLDEN STATE BANCORP INC.

             (Exact Name of Registrant as Specified in its Charter)
         -------------------------------------------------------------


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         DELAWARE                 000-29654                 95-4642135

     (State or Other       (Commission File Number)       (IRS Employer
     Jurisdiction of                                   Identification No.)
     Incorporation or
      Organization)
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          135 MAIN STREET                                      94105
         SAN FRANCISCO, CA                                   (Zip Code)

  (Address of Principal Executive
              Offices)
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                                 (415) 904-1100

              (Registrant's telephone number, including area code)
         -------------------------------------------------------------

                                      N/A

              (Former Name or Former Address, if Changed Since Last
                                     Report)
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



     ITEM 5. Other Events.

     On August 12, 2002, Golden State Bancorp Inc., a Delaware corporation ("Golden State") issued a press release announcing that it had reached an agreement in principle to settle certain shareholder class actions brought in connection with Golden State's proposed merger (the "Merger") with and into a subsidiary of Citigroup Inc., a Delaware corporation ("Citigroup").

     On August 15, 2002, Golden State and Citigroup jointly issued a press release noting, as previously announced, that Golden State shareholders wishing to make an election to receive the merger consideration in cash or shares of Citigroup common stock, subject to proration, must deliver to Citibank N.A., the Exchange Agent, properly completed Forms of Election, together with their stock certificates or properly completed notices of guaranteed delivery, by 5:00 P.M., Eastern Time, on Wednesday, August 21, 2002, the election deadline.

     A copy of the press release issued by Golden State on August 12, 2002 is attached hereto as Exhibit 99.1, and a copy of the joint press release issued by Golden State and Citigroup on August 15, 2002 is attached hereto as Exhibit
99.2. Exhibit 99.1 and Exhibit 99.2 are each hereby incorporated by reference herein.



     ITEM 7. Financial Statements and Exhibits.

       (a)  Financial statements of businesses acquired.

            Not applicable.

       (b)  Pro forma financial information.

            Not applicable.

       (c)  Exhibits

            99.1. Press Release, dated August 12, 2002.

            99.2. Press Release, dated August 15, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2002

                                   GOLDEN STATE BANCORP INC.



                                 By: \s\ James R. Eller, Jr.
                                     ----------------------------------
                                     Name:  James R. Eller, Jr.
                                     Title: Senior Vice President and Secretary

                                  EXHIBIT INDEX


 Exhibit
    No.    Description
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   99.1    Press Release, dated August 12, 2002.


   99.2    Press Release, dated August 15, 2002.